Exhibit 99.1

KBW Large Cap Bank Conference August 14, 2006

The following should be read in conjunction with the financial statements, notes and other information contained in the Company's 2005 Annual Report on Form 10-K, Quarterly Reports for the periods ended March 31, 2006 and June 30, 2006 on Form 10-Q and Current Reports on Form 8-K. The information in this presentation may contain forward-looking statements, including statements about credit quality and the future prospects of the Company. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," "will," "should," "would," and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward looking statements involve significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2005 Annual Report on Form 10-K, in the Company's Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement the business strategy; our accounting policies and methods are key to how we report financial condition and results of operation, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

Building for Long-Term Growth

1998/99 → Current

Enhanced Franchise	One Bank	Take the Lead	Sales Culture Transformation	Risk Optimization & Enhanced Operating Leverage
• Extended footprint into key growth markets with Crestar merger • Collapsed 28 bank charters • Streamlined functional organization	• Focused on efficiency, ability to deliver common customer experience • Implemented series of operational initiatives and common systems platform	• Introduced new geographic structure and operating model • Aligned top talent to key leadership positions • Intensified local market, client and sales focus	• Implemented corporate strategy referred to as S3 + E2 = Selling, Serving, Sustaining client relationships with Excellence in Execution • Placed highest priority on sales, cross-LOB referrals & client retention • Championed 360° relationships: profiling clients' financial services needs and accessing the breadth of SunTrust's capabilities • Established high performance standards for LOBs and geographic units	• Focusing on loan spread improvements • Institutionalizing Business Mix Management process to optimize long-term investments and financial performance • Identifying portfolios with opportunity for better risk-adjusted pricing, applying improved credit analytics and pricing tools • Pursuing productivity initiatives to drive significant expense savings

2

Convenience Product Array and Expertise Ability to Serve All Segments Ease of Doing Business Personalized, Quality Service Decision Close to Customer Deliver "Big Bank" Capabilities Local Decisions and Responsiveness with Unique Approach to the Market

Operating Model Differentiation LOB's design business and product strategies with direct feedback from the geographic partners Geographic partners are led by regional leaders who have solid-line reporting relationships with the local Retail, Commercial and Wealth and Investment Management heads. They are empowered to deliver services, products and pricing to local customers Local credit decisioning and pricing (most commercial credit requests are priced and approved locally) Local management is held accountable and their incentive compensation is earned based on the success of the combined local LOB's performance Geographic partners have weekly sales meetings with LOBs where specific cross LOB commitments are made and the subsequent success tracked Focused on delivering the whole institution to customers on an integrated basis Mid-Atlantic Carolinas Central Florida

High Growth Footprint Leveraged for Continued Growth Weighted average population growth for SunTrust markets 84% higher than national average Excellent future growth prospects for SunTrust % Source: SNL Securities, U.S. average is a weighted average based on MSA deposits.

Experienced and Proven Management Team Experienced and Proven Management Team SunTrust Management Committee

Staff Engagement Think .....like an owner Act.... like an owner Spend..... like an owner We Depend on Each Other Over 33,000 SunTrust Employees own stock worth $1.13 billion Employees own over 14.6 million shares Employees hold over 21 million in stock options $10 increase in stock price would potentially equate to $146 million To Make It Happen...

Service Quality: High Priority

SUNTRUST

SunTrust Service Quality Recognition

- Our commissioned research indicates **over 96% of Retail branch** customers experienced good service from account representatives and tellers
- **92% of Business Banking loan** clients were very or extremely satisfied with their new loan experience in our survey's responses
- **Commercial RMs ranked #**1 for service quality based on a survey conducted by a leading independent provider of syndicated market research to the commercial banking industry[1]
- **SunTrust Mortgage rated #1 in overall satisfaction** in J.D. Power and Associates' 2005 Primary Mortgage Servicer Study
- **SunTrust Online ("STOLI") Sales** and **Service** ranked #1 in industry
- **Consumer Lending** #1 in turnaround time
- **SunTrust Investment Services** rated **Best** Large Institution Program

[1] 2004 research results.

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Long-Term Financial Goals

SunTrust

SunTrust Long-Term Financial Goals

Primary Performance Metrics	5 Year Goal[1]
EPS Growth[2]	**9-11%**
Operating Leverage: Revenue/Expense Multiple[2]	**1.5x**
Revenue Growth[2]	**>7%**
Tangible Equity to Tangible Assets[3]	**>6%**

How We Get There

- Executing LOB strategies in the geographic units to acquire, retain and expand client relationships, leveraging our operating model differentiation
- Enhancing the depth and breadth of our management team and continued alignment against our long-term financial objectives, with the appropriate balance for short-term earnings achievement
- Continued focus on internal productivity improvements to reduce costs and create investments for future growth
- Balancing our business mix, optimizing risk-adjusted returns and aligning investments with the greatest opportunities

[1] Actual results could differ. Please see slide 1 for a list of important factors that could cause actual results to differ.
[2] Based on full-year, annual growth rates.
[3] Period-end tangible equity divided by period-end tangible assets.

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Updated Outlook for 20061 Loans2 Consumer and Commercial Deposits2 Net Interest Margin3 Net Interest Income2 Noninterest Income2,4 Noninterest Expense2,5 Effective Tax Rate3 Annualized Net Charge-Offs3 Nonperforming Assets Ratio6 Previous Outlook Low-double digits Mid-single digits 3.00-3.05% 3-4% High-single digits 6-8% 30-31% 10-20 bp 0.45-0.55% (2nd half of 2006) Current Outlook Continued deposit mix shift from low-cost deposits to CD's Negatively affected by shift in deposit mix and flat to inverted yield curve, current indications are mid to upper 2.90%'s for remainder of the year Slower growth rate due mainly to the change in deposit mix and continuation of the flat to inverted yield curve. Sequential quarter NII is expected to be flat in 3Q and grow in 4Q Includes MSR gains. On a sequential quarter basis, noninterest income will be relatively flat in 3Q, with some rebound in 4Q NCO outlook of 15-20 bps for 2nd half of the year Includes the effect of an estimated $200 million nonperforming loan 1 Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could cause actual results to differ are listed on slide 1. 2 Year-over-year growth rates. 3 Outlook for full-year 2006. 4 Excludes securities gains and losses and the anticipated $111 million gain on the bond trustee business. 5 Excludes merger expense in 2005. 6 Total nonperforming assets to total loans plus OREO and other repossessed assets. Low-double digits Mid-single digits 3.00-3.05% 4-5% High-single digits 6-8% 30-31% 10-20 bp 0.31% (2Q actual)